SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 23, 2000
                                                         -----------------

                                 S.W. LAM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-22049
                            -------------------------
                            (Commission file number)

                   Nevada                                     62-1563911
----------------------------------------------           -----------------------
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                          Identification Number)


             Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre
                      21 Man Lok Street, Hunghom, Hong Kong
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  852-2766-3688
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On August 23, 2000, Hang Fung Gold Technology Limited (HFGTL), a Company listed on the Stock Exchange of Hong Kong and Quality Prince Limited (collectively the "Group") closed a Sale and Purchase Agreement (the "Agreement") with New Epoch Holdings International Limited relating to the sale and purchase of 49.9% of the issued share capital of New Epoch Information (BVI) Company Limited ("New Epoch"). New Epoch is engaged in developing and facilitating e-commerce trading facilities between the People's Republic of China (the "PRC") and the rest of the world, using offline trading services to complement its Internet B2B platform. New Epoch, through a joint venture company which is 49% owned by New Epoch and 51% by China International Electronic Commerce Centre-an information technology arm of the Ministry of Foreign Trade and Economic Co-operation of the PRC operates a portal under the domain name www.chinatradeworld.com a B2B site designed to facilitate international trade with the PRC.

         Under the terms of the Agreement, the Group acquired a 49.9% interest in New Epoch for approximately $24,000,000 (HK$187,000,000) which was satisfied by issuing 1,632 million shares of HFGTL (the "New Epoch Transaction"). In addition, HFGTL on August 28, 2000 placed 550 million shares of its common stock with independent investors for approximately $8,000,000 (HK$62.7 million) (the "HFGTL Placement").

         As a result of the foregoing transactions:

1. The Registrant's indirect ownership interest in HFGTL decreased from 53.145% to 31.4%.

2. HFGTL and its subsidiaries results of operation are no longer consolidated for financial statements purposes, but are recorded using the "equity method" of accounting.

3. The Registrant reported a loss on disposal of subsidiaries, relating to the decrease in the Registrant's ownership percentage in HFGTL based on the difference in the Registrant's interest in the net assets value of HFGTL prior to the New Epoch Transaction and the Registrant's interest in the net assets value of HFGTL after the New Epoch Transaction.

4. The Registrant reported a gain on dilution of equity interest relating to the HFGTL Placement based on the difference in the Registrant's interest in the net assets value of HFGTL prior to and after the HFGTL Placement.

         Item 7.  Financial Statements and Exhibits

(a) Audited Financial Statements of New Epoch Information (BVI) Company Limited for the period ended March 31, 2000 and unaudited financial statements for the three months ended June 30, 2000.

(b) Proforma Consolidated Financial Statements (unaudited) for the year ended March 31, 2000 and three months ended June 30, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  S.W. LAM, INC.




                                             By: /s/ Lam Sai Wing
                                                --------------------------------
                                               Lam Sai Wing, President and
                                               Chief Executive Officer


Date: January 29, 2001

                          Audited Financial Statements


                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED

                Period from November 8, 1999 (inception) through
                        March 31, 2000 with report of the
                              independent auditors

           NEW EPOCH INFORMATION (BVI) COMPANY LIMITED AND SUBSIDIARY
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                         Page
                                                                        -------
Report of the Independent Auditors                                        F-1

Consolidated Balance Sheet of March 31, 2000                              F-2

Consolidated Statement of Operations for the period from
November 8, 1999 (inception) through March 31, 2000                       F-3

Consolidated Statement of Changes in Shareholders' Equity for the period from November 8, 1999 (inception) through March 31, 2000
                                                                          F-4
Consolidated Statement of Cash Flows for the period from November 8, 1999 (inception) through March 31, 2000
                                                                          F-5
Notes to Consolidated Financial Statements
                                                                          F-6

                       REPORT OF THE INDEPENDENT AUDITORS


The Board of Directors
New Epoch Information (BVI) Company Limited:


We have audited the accompanying consolidated balance sheet of New Epoch Information (BVI) Company Limited and subsidiary as of March 31, 2000 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the period from November 8, 1999 (inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of New Epoch Information (BVI) Company Limited and subsidiary as of March 31, 2000 and the consolidated results of their operations and their cash flows for the period from November 8, 1999 (inception) through March 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



/s/ Ernst & Young
Ernst & Young
Hong Kong
August 4, 2000

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
                 CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2000


                                                                 March 31, 2000
                                                                      HK$

ASSETS
Bank balances                                                         60,641
Due from a shareholder                                     3       1,129,617
Due from an equity investee (allowance: HK$2,376,711)      4         141,757
                                                               --------------

           Total current assets                                    1,332,015

           Investment in an equity investee                4               -
                                                               --------------

           Total assets                                            1,332,015
                                                               --------------

           LIABILITIES AND SHAREHOLDERS' EQUITY

           Accrued liabilities                                        60,000
                                                               --------------

           Total liabilities                                          60,000
                                                               --------------

           Ordinary shares: US$1 per share
           Authorized shares - 50,000 ordinary shares
           Issued - 1,000 ordinary shares at March 31, 2000            7,780
           Additional paid-in capital                              4,992,220
           Accumulated deficit                                   (3,727,985)
                                                               --------------

           Total shareholders' equity                              1,272,015
                                                               --------------

           Total liabilities and shareholders' equity              1,332,015
                                                               ==============



                                      F-2
       The accompanying notes form an integral part of these consolidated financial statements.

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
                      CONSOLIDATED STATEMENT OF OPERATIONS



                                                                Period from
                                                              November 8, 1999
                                                            (inception) through
                                                               March 31, 2000
                                                                    HK$

           Sales                                                            -

           Cost of sales                                                    -
                                                               --------------

           Gross profit                                                     -

           Operating expenses:
           General and administrative                               (861,274)
           Provision for an amount due from an equity investee    (2,376,711)
                                                               --------------

           Operating Loss                                         (3,237,985)
           Share of net loss of an equity investee                  (490,000)
                                                               --------------

           Loss before income taxes                               (3,727,985)

           Provision for income taxes                       5              -
                                                               --------------

           Net loss                                               (3,727,985)
                                                               ==============



                                      F-3
       The accompanying notes form an integral part of these consolidated financial statements.

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY



                                           Ordinary Shares      Additional                         Total
                                                                 paid-in        Accumulated     shareholders'
                                        Number      Amount       capital         deficits          equity
                                      ----------  ----------   -------------    ------------    --------------
                                                      HK$          HK$              HK$              HK$

           Balance at November 8,
           1999 (inception)                -            -           -                -                 -

           Issuance of ordinary
           shares                        1,000        7,780     4,992,220            -             5,000,000

           Net loss for the period         -            -           -           (3,727,985)       (3,727,985)
                                      ---------   ----------    -----------     -------------    --------------

           Balance at March 31, 2000
                                         1,000        7,780     4,992,220       (3,727,985)        1,272,015
                                      =========   ==========    ===========     =============    ==============

                                      F-4

       The accompanying notes form an integral part of these consolidated financial statements.

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                            Period from
                                                                                            November 8,
                                                                                                1999
                                                                                            (inception)
                                                                                           through March
                                                                                              31, 2000
                                                                                                HK$
           Cash flows from operating activities:
     Net loss                                                                               (3,727,985)
     Adjustments to reconcile net loss to net cash used in operating activities:
     Provision for an amount due from an equity investee
     Share of net loss of an equity investee                                                  2,376,711
     Change in operating assets and liabilities:                                                490,000
         Due from a shareholder
         Accrued liabilities                                                                (1,129,617)
                                                                                                 60,000
                                                                                        ----------------

           Net cash used in operating activities                                            (1,930,891)
                                                                                        ----------------

           Cash flows from investing activities:

     Investment in an equity investee                                                         (490,000)
     Advance to an equity investee                                                          (2,518,468)
                                                                                        ----------------

           Net cash used in investing activities                                            (3,008,468)
                                                                                        ----------------

           Cash flows from financing activities:
     Issuance of ordinary share capital                                                       5,000,000
                                                                                        ----------------

           Net cash provided by financing activities                                          5,000,000
                                                                                        ----------------

           Net increase in cash and cash equivalents                                             60,641
           Cash and cash equivalents at beginning of period                                           -
                                                                                        ----------------

           Cash and cash equivalents at end of period                                            60,641
                                                                                        ================

           Supplemental  disclosure of cash flow  information:  Cash paid during the period for:
     Interest                                                                                         -
     Income taxes                                                                                     -
                                                                                        ================

                                      F-5
       The accompanying notes form an integral part of these consolidated financial statements.

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   ORGANIZATION

     The Company was incorporated in the British Virgin Islands with limited liability on November 8, 1999 for the purpose of investment in 49% of an equity investee, China International Electronic Commerce (HK) Limited , which engages in the operation of portal sites and the provision of advertising and content services.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Principles of consolidation

     The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany accounts and transactions have been eliminated on consolidation. The Company's investment in an equity investee, China International Electronic Commerce (HK) Limited, for the period from November 19, 1999 (inception) to March 31, 2000 have been accounted for by the equity method because the Company has the ability to exercise significant influence over the equity investee's operating and financial policies.

     (b)  Foreign currency translation

     Foreign currency transactions are translated at the applicable rates of exchange prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange prevailing at that date. Exchange differences are dealt with in the statements of operations. The functional currency of the Company is the Hong Kong dollar.

     (c)  Income Taxes

     The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabililties and their respective tax bases. This method also requires the recognition of future tax benefits such as net operating loss carry forwards, to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

     (d)  Use of estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


3.   DUE FROM A SHAREHOLDER

     The amount due from a shareholder is unsecured, interest-free and has no fixed terms of repayment.

4.   INVESTMENT IN AN EQUITY INVESTEE

     The investment in an equity investee represents the Company's 49% equity interest in China International Electronic Commerce (HK) Limited. The financial information of the equity investee is set out below.


                                                             March 31, 2000
                                                                  HK$

           Current assets                                        514,420
           Non-current assets                                    873,676
           Current liabilities
                                                              (3,764,807)
                                                          ---------------

           Total shareholders' equity
                                                              (2,376,711)
                                                          ===============

           Sales                                                       -
           Net loss
                                                              (3,376,711)
                                                          ===============

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.   INCOME TAXES

     Under the current laws of the British Virgin Islands, the Company and its subsidiary are not subject to tax on income or capital gains, and no British Virgin Islands withholding tax would be imposed upon payments of dividends by the Company to its shareholders.

     The subsidiary operating in Hong Kong is governed by the Inland Revenue Ordinance and is subject to tax at a statutory tax rate of 16.0% in 2000.


                                                             Period from
                                                           November 8, 1999
                                                             (inception)
                                                       through March 31, 2000
                                                                HK$

         Pre-tax loss:
         British Virgin Islands                                     -
         Hong Kong                                         (3,727,985)
                                                      -----------------

                                                           (3,727,985)
                                                      =================


     A reconciliation of income taxes computed at the Hong Kong statutory rate to the effective income tax provision recorded is as follows:


                                                           Period from
                                                         November 8, 1999
                                                           (inception)
                                                       through March 31, 2000
                                                               HK$

         Income tax benefit computed at the statutory
           rate                                                  596,478
         Non-deductible items                                   (458,675)
         Benefit from operating losses not recorded             (137,803)
                                                        ------------------

         Total income taxes                                            -
                                                        ==================

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.   INCOME TAXES (continued)

     Significant components of the Company's deferred tax assets and liabilities at March 31, 2000 consisted of the following:


                                                               March 31, 2000
                                                                     HK$

         Deferred tax assets:
                    Net operating loss carry forwards               137,803
         Valuation allowances                                      (137,803)
                                                              ---------------

         Net deferred taxes                                               -
                                                              ===============


     The net operating loss carry forwards have no expiration date.

     The Company does not believe that sufficient objective, positive evidence currently exists to conclude that recoverability of its net deferred tax assets is more likely than not. Consequently, the Company has provided a valuation allowance covering 100% of its deferred tax assets.

6.   RISKS AND UNCERTAINTIES

     The Company's principal activity is an investment in 49% of an equity investee. During the period, the Company has share of net loss of the equity investee of HK$490,000 to the extent of the Company's investment and made a provision for amount due from the equity investee of HK$2,376,711 to the extent of the equity investee's net liabilities. The results of the Company is dependent on the profitability of the equity investee.

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
                 CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2000


                                                                  June 30, 2000
                                                                       HK$
                                                                   (unaudited)

           ASSETS
           Bank balances                                               808,815
           Due from a shareholder                                            -
           Due from an equity investee                                       -
                                                               ----------------

         Total current assets                                          808,815
                                                               ----------------

         Equipment                                                     931,401
                                                               ----------------

         Investment in an equity investee                               15,028
                                                               ----------------

         Total assets                                                1,755,244
                                                               ================

         LIABILITIES AND SHAREHOLDERS' EQUITY

         Accrued liabilities                                           527,180
         Due to a director                                           2,688,728
                                                               ----------------

         Total liabilities                                           3,215,908
                                                               ----------------

         Ordinary shares - US$1 per share
         Authorized shares - 50,000 ordinary shares
         Issued - 1,000 ordinary shares at March 31, 2000                7,780
         Additional paid-in capital                                  4,992,220
         Accumulated deficit                                       (6,460,664)
                                                               ----------------

         Total shareholders' deficit                               (1,460,664)
                                                               ----------------

         Total liabilities and shareholders' equity                  1,755,244
                                                               ================

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
                      CONSOLIDATED STATEMENT OF OPERATIONS


                                                              Period from
                                                             April 1, 2000
                                                          through June 30, 2000
                                                                  HK$
                                                              (unaudited)

         Sales                                                        -
         Cost of sales                                                -
                                                           -------------

         Gross profit                                                 -

         Operating expenses:
         General and administrative                           1,313,266
         Provision for an amount due from an equity
           investee                                                   -
                                                           -------------

         Operating loss                                       1,313,266
         Share of net loss of an equity investee              1,419,413
                                                           -------------

         Loss before income taxes                             2,732,679
         Provision for income taxes                                   -
                                                           -------------

         Net loss                                             2,732,679
                                                           =============

                   NEW EPOCH INFORMATION (BVI) COMPANY LIMITED
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                   (UNAUDITED)


                                       Ordinary shares        Additional                        Total
                                                               paid-in       Accumulated     Shareholders'
                                      Number     Amount        capital        deficit          deficit
                                     ---------  --------     ------------   -------------   ---------------
                                                  HK$            HK$            HK$              HK$

         Balance at March 31, 2000
                                      1,000        7,780      4,992,220      (3,727,985)      1,272,015

         Net loss for the period          -            -              -      (2,732,679)     (2,732,679)
                                     ---------  --------     -----------   --------------   ---------------

         Balance at June 30, 2000
                                      1,000        7,780      4,992,220      (6,460,664)     (1,460,664)
                                     =========  ========     ===========   ==============   ===============

                           S.W. LAM, INC. & SUBSIDIARY
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
        (On assumption the New Epoch Transaction and HFGTL Placement had occured at April 1, 1999)

                                                        Year Ended March   Three Months Ended
                                                            31, 2000         June 30, 2000
                                                       ------------------- --------------------
                                                            US$`000             US$`000
                                                                    (unaudited)

Total revenues                                                        0                 0
Cost of sales and services                                            0                 0
                                                           -------------     -------------

         Gross profit                                                 0                 0
Selling, general and administrative expenses                        (39)                0
                                                           -------------     -------------

         Operating loss                                             (39)                0
Share of profit of associates                                     3,443               749
Loss on disposal of subsidiaries - dilution of interest          (5,810)                0
                                                           -------------     -------------

         (Loss) income before income taxes                       (2,406)              749
Provision for income taxes
         Group                                                        0                 0
         Associates                                                 501               (64)
                                                           -------------     -------------

                    Net (loss)/income                            (1,905)              685
                                                           =============     =============

                           S.W. LAM, INC. & SUBSIDIARY
                       PROFORMA CONSOLIDATED BALANCE SHEET
        (On assumption the New Epoch Transaction and HFGTL Placement had occured at April 1, 1999)


                                                          March 31, 2000         June 30, 2000
                                                         -----------------     ------------------
                                                             US$`000                US$`000
                                                                       (unaudited)

Current assets
       Cash and cash equivalents                                       91                     91
                                                         -----------------     ------------------

                            Total current assets                       91                     91
                                                         -----------------     ------------------

                            Interest in associates                 18,428                 19,113
                                                         -----------------     ------------------

       Total assets                                                18,519                 19,204
                                                         =================     ==================

       Current liabilities
       Due to a director                                              395                    395
                                                         -----------------     ------------------

              Total liabilities
                                                                      395                    395
                                                         -----------------     ------------------

              Shareholders' equity
       Common stock                                                    13                     13
       Preferred stock                                                  0                      0
       Additional paid in capital                                     508                    508
       Retained earnings                                           17,603                 18,288
                                                         -----------------     ------------------

              Total stockholders' equity
                                                                   18,124                 18,809
                                                         -----------------     ------------------

              Total liabilities & stockholders' equity
                                                                   18,519                 19,204
                                                         =================     ==================

                                      F-14